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                        CERTIFICATION OF PERIODIC REPORT

I, Gerald J. Ford, Chief Executive Officer of California Federal Preferred Capital Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U. S. C. Section 1350, that:

     (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U. S. C. 78m); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 6, 2002



                                                 /s/ Gerald J. Ford
                                                 ---------------------------
                                                 Gerald J. Ford
                                                 Chief Executive Officer